Schedule of reconciliation between of the statutory tax rate to the effective tax rate (Details)	6 Months Ended
	Oct. 31, 2025 USD ($)	Oct. 31, 2025 SGD ($)	Oct. 31, 2024 SGD ($)
Income Tax Disclosure [Abstract]
Loss before tax	$ (1,156,784)	$ (1,505,248)	$ (2,019,092)	[1]
Singapore income tax rate	(17.00%)	(17.00%)	(17.00%)
Non-deductible expenses	1.00%	1.00%	0.90%
Deferred tax assets on temporary differences not recognized	16.00%	16.00%	16.10%
Effective tax rate

[1]	Comparative amounts of S$72,914 were reclassified from costs of goods sold to employee benefits expenses (S$63,287) and other operating expenses (S$9,627) for consistency in presentation. Since the amounts were reclassification within costs of goods sold and operating expenses, the reclassification does not have any impact on the net loss.